Exhibit 10.4

CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K, BECAUSE IT IS BOTH NOT MATERIAL AND THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. IN ADDITION, CERTAIN PERSONALLY IDENTIFIABLE INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO ITEM 601(A)(6) OF REGULATION S-K. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AGREEMENT AND PLAN OF MERGER

BETWEEN

NMNL QRS, INC.

(a Delaware corporation)

AND

NEW MOUNTAIN NET LEASE DELAWARE FEEDER, L.P.

(a Delaware limited partnership)

AND

NEW MOUNTAIN NET LEASE TRUST

(a Maryland statutory trust)

AGREEMENT AND PLAN OF MERGER, dated as of January 2, 2025 (this “Agreement”), between NMNL QRS, Inc., a Delaware corporation (the “Corporation”), New Mountain Net Lease Delaware Feeder, L.P., a Delaware limited partnership (the “LP”), and New Mountain Net Lease Trust, a Maryland statutory trust (the “Trust”).

W I T N E S S E T H :

WHEREAS, the LP desires to acquire the properties and other assets, and to assume all of the liabilities and obligations, of the Corporation by means of a merger of the Corporation with and into the LP;

WHEREAS, Section 17-211 of the Delaware Revised Uniform Limited Partnership Act, 6 Del. C. §17-101, et seq. (the “LP Act”), and Section 263 of the General Corporation Law of the State of Delaware, 8 Del. C. § 101, et seq. (the “GCL”) authorize the merger of a Delaware corporation with and into a Delaware limited partnership;

WHEREAS, the Corporation and the LP now desire to merge (the “First Merger”), with the LP as the surviving entity;

WHEREAS, the Corporation’s Certificate of Incorporation and Bylaws permit, and resolutions adopted by the Corporation’s Board of Directors authorize, this Agreement and the consummation of the First Merger;

WHEREAS, this Agreement and the First Merger and the Second Merger (as defined below) have been authorized in accordance with the Act and with the limited partnership agreement of the LP;

WHEREAS, following the First Merger, the Trust desires to acquire the properties and other assets, and to assume all of the liabilities and obligations, of the LP by means of a merger of the LP with and into the Trust;

WHEREAS, Section 17-211 of the LP Act, and Section 12-601 of the Maryland Statutory Trust Act (the “Maryland Act”) authorize the merger of a Delaware limited partnership with and into a Maryland statutory trust;

WHEREAS, the LP and the Trust now desire to merge (the “Second Merger” and together with the First Merger, the “Mergers”), with the Trust as the surviving entity;

WHEREAS, this Agreement and the Second Merger have been authorized in accordance with the Maryland Act and the Certificate of Trust and governing instrument of the Trust; and

NOW THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

THE MERGER

SECTION 1.01. The Mergers.

(a)  After satisfaction or, to the extent permitted hereunder, waiver of all conditions to the First Merger, as the Corporation and the LP shall determine, and subject to the applicable provisions of the GCL and the LP Act, the Corporation shall merge with and into the LP, with the LP being the surviving entity, and the LP shall file a certificate of merger (the “First Certificate of Merger”) with the Secretary of State of the State of Delaware and make all other filings or recordings required by Delaware law in connection with the First Merger. The First Merger shall become effective upon the filing of the First Certificate of Merger with the Secretary of State of the State of Delaware or such later time as may be provided for in the First Certificate of Merger (the “First Effective Time”).

(b)  At the First Effective Time, the Corporation shall be merged with and into the LP, whereupon the separate existence of the Corporation shall cease, and the LP shall be the surviving entity of the First Merger (the “Surviving LP”) in accordance with Section 17-211 of the LP Act and Section 263 of the GCL.

(c)  After the First Merger, and after satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Second Merger, as the LP and the Trust shall determine, and subject to the applicable provisions of the LP Act and the Maryland Act, the LP shall merge with and into the Trust, with the Trust being the surviving entity, and the Trust shall file (i) a certificate of merger (the “Second Certificate of Merger”) with the Secretary of State of the State of Delaware and make all other filings or recordings required by Delaware law in connection with the Second Merger, and (ii) articles of merger (the “Maryland Certificate of Merger”, and together with the Second Certificate of Merger, the “Certificates of Merger”) with the State Department of Assessments and Taxation of Maryland (the “SDAT”) in accordance with the Maryland Act and make all other filings or recordings required by the Maryland Act in connection with the Second Merger. The Second Merger shall become effective upon the later filing of such Certificates of Merger with the Secretary of State of the State of Delaware and the SDAT, or at such later time as may be provided for in such Certificates of Merger (the “Second Effective Time”).

(d)  At the Second Effective Time, the LP shall be merged with and into the Trust, whereupon the separate existence of the LP shall cease, and the Trust shall be the surviving entity of the Second Merger (the “Surviving Trust”) in accordance with Section 17-211 of the LP Act and Section 12-610 of the Maryland Act.

SECTION 1.02. Cancellation of Stock; Conversion of Interests in the First Merger. At the First Effective Time:

(a)            Each share of capital stock of the Corporation outstanding immediately prior to the First Effective Time shall, by virtue of the First Merger and without any action on the part of the holder thereof, be canceled and no consideration shall be issued in respect thereof; and

(b)            Each limited partner interest in the LP outstanding immediately prior to the First Effective Time shall, by virtue of the First Merger and without any action on the part of the holder thereof, be canceled and converted into the right to receive cash consideration in the amounts listed in Schedule I attached hereto in respect of each limited partner interest;

(c)            Each general partner interest in the LP outstanding immediately prior to the First Effective Time shall, by virtue of the First Merger and without any action on the part of the holder thereof, (i) entitle the holder thereof to receive cash consideration in the amount listed in Schedule II attached hereto and (ii) be converted into a non-economic general partner interest in the Surviving LP;

(d)            NMNC Initial L.P., L.L.C. shall be admitted to the LP as a limited partner of the LP holding no partnership interest in the LP.

SECTION 1.03. Cancellation of Interests; Conversion of Interests in the Second Merger. At the Second Effective Time:

(a)            Each common share of beneficial interest in the Trust outstanding immediately prior to the Second Effective Time shall, by virtue of the Second Merger and without any action on the part of the holder thereof, remain unchanged and continue to remain outstanding as a common share of beneficial interest, as applicable, in the Surviving Trust.

(b)            Each partnership interest in the LP outstanding immediately prior to the Second Effective Time shall, by virtue of the Second Merger and without any action on the part of the holder thereof, be canceled and no consideration shall be issued in respect thereof.

ARTICLE II

THE SURVIVING LIMITED PARTNERSHIP

SECTION 2.01. Certificate of Limited Partnership. The certificate of limited partnership of the LP in effect immediately prior to the First Effective Time shall be the certificate of partnership of the Surviving LP unless and until amended in accordance with its terms and applicable law. The name of the Surviving LP shall be New Mountain Net Lease Delaware Feeder, L.P.

SECTION 2.02. Limited Partnership Agreement. The limited partnership agreement of the LP in effect immediately prior to the First Effective Time shall be the limited partnership agreement of the Surviving LP unless and until amended in accordance with its terms and applicable law.

SECTION 2.03. Certificate of Trust. The certificate of trust of the Trust in effect immediately prior to the Second Effective Time shall be the certificate of Trust of the Surviving Trust unless and until amended in accordance with its terms and applicable law. The name of the Surviving Trust shall be New Mountain Net Lease Trust.

SECTION 2.04. Trust Agreement. The governing instrument of the trust, including the Amended and Restated Declaration of Trust and the Bylaws of the Trust, in effect immediately prior to the Second Effective Time shall be the governing instrument of the Surviving Trust unless and until amended in accordance with its terms and applicable law.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

SECTION 3.01. Representations and Warranties of the LP. The LP hereby represents and warrants that it:

(a)  is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;

(b)  is duly qualified to do business as a foreign person, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities make such qualification necessary;

(c)  is not in violation of any provisions of its certificate of limited partnership or limited partnership agreement;

(d)  has full power and authority to execute and deliver this Agreement and consummate the First Merger, the Second Merger and the other transactions contemplated by this Agreement; and

(e)  has duly authorized the execution and delivery of this Agreement and the consummation of the First Merger, the Second Merger and the other transactions contemplated by this Agreement.

SECTION 3.02. Representations and Warranties of the Corporation. The Corporation hereby represents and warrants that it:

(a)  is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;

(b)  is duly qualified to do business as a foreign person, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities make such qualification necessary;

(c)  is not in violation of any provisions of its Certificate of Incorporation or Bylaws;

(d)  has full corporate power and authority to execute and deliver this Agreement and, assuming the adoption of this Agreement by the sole stockholder of the Corporation in accordance with the GCL and the Certificate of Incorporation of the Corporation, consummate the First Merger and the other transactions contemplated by this Agreement; and

(e)  has duly authorized the execution and delivery of this Agreement and, assuming the adoption of this Agreement by the sole stockholder of the Corporation in accordance with the GCL and the Certificate of Incorporation and Bylaws of the Corporation, the consummation of the First Merger and the other transactions contemplated by this Agreement.

SECTION 3.03. Representations and Warranties of the Trust. The Trust hereby represents and warrants that it:

(a)  is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Maryland, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;

(b)  is duly qualified to do business as a foreign person, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities make such qualification necessary;

(c)  is not in violation of any provisions of its Amended and Restated Declaration of Trust, dated December 16, 2024 or Bylaws, dated December 16, 2024;

(d)  has full power and authority to execute and deliver this Agreement and consummate the Second Merger and the other transactions contemplated by this Agreement; and

(e)  has duly authorized the execution and delivery of this Agreement and the consummation of the Second Merger and the other transactions contemplated by this Agreement.

ARTICLE IV

TRANSFER AND CONVEYANCE OF ASSETS

AND ASSUMPTION OF LIABILITIES

SECTION 4.01. Transfer, Conveyance and Assumption for First Merger. At the First Effective Time, the LP shall continue in existence as the Surviving LP, and without further transfer, succeed to and possess all of the rights, privileges and powers of the Corporation, and all of the assets and property of whatever kind and character of the Corporation shall vest in the LP without further act or deed; thereafter, the LP, as the Surviving LP, shall be liable for all of the liabilities and obligations of the Corporation, and any claim or judgment against the Corporation may be enforced against the LP, as the Surviving LP, in accordance with Section 17-211 of the LP Act and Section 259 of the GCL.

SECTION 4.02. Further Assurances for First Merger. If, at any time after the First Effective Time, the Surviving LP or its general partner shall consider or be advised that any further assignment, conveyance or assurance in law or any other acts are necessary or desirable to (i) vest, perfect or confirm in the Surviving LP its right, title or interest in, to or under any of the rights, properties or assets of the Corporation acquired or to be acquired by the Surviving LP as a result of, or in connection with, the First Merger, or (ii) otherwise carry out the purposes of this Agreement, the Corporation and its proper officers shall be deemed to have granted to the Surviving LP and its general partner an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such rights, properties or assets in the Surviving LP and otherwise carry out the purposes of this Agreement; and the general partner, officers and other agents of the Surviving LP are fully authorized in the name of the Corporation or otherwise to take any and all such action.

SECTION 4.03. Transfer, Conveyance and Assumption for Second Merger. At the Second Effective Time, the Trust shall continue in existence as the Surviving Trust, and without further transfer, succeed to and possess all of the rights, privileges and powers of the LP, and all of the assets and property of whatever kind and character of the LP shall vest in the Trust without further act or deed; thereafter, the Trust, as the Surviving Trust, shall be liable for all of the liabilities and obligations of the LP, and any claim or judgment against the LP may be enforced against the Trust, as the Surviving Trust, in accordance with Section 12-610 of the Maryland Act and Section 17-211 of the LP Act.

SECTION 4.04. Further Assurances for Second Merger. If, at any time after the Second Effective Time, the Surviving Trust shall consider or be advised that any further assignment, conveyance or assurance in law or any other acts are necessary or desirable to (i) vest, perfect or confirm in the Surviving Trust its right, title or interest in, to or under any of the rights, properties or assets of the LP acquired or to be acquired by the Surviving Trust as a result of, or in connection with, the Second Merger, or (ii) otherwise carry out the purposes of this Agreement, the LP and its proper officers shall be deemed to have granted to the Surviving Trust an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such rights, properties or assets in the Surviving Trust and otherwise carry out the purposes of this Agreement; and the officers and other agents of the Surviving Trust are fully authorized in the name of the LP or otherwise to take any and all such action.

ARTICLE V

CONDITIONS TO THE MERGERS

SECTION 5.01. Conditions to the Obligations of Each Party for the First Merger. The obligations of the LP and the Corporation to consummate the First Merger are subject to the satisfaction of the following conditions as of the First Effective Time:

(a)            no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the First Merger;

(b)            all actions by or in respect of or filings with any governmental body, agency, official or authority required to permit the consummation of the First Merger shall have been obtained; and

(c)            this Agreement shall have been adopted by the holders of at least a majority of the outstanding voting power of the Corporation in accordance with the requirements of the GCL and the Certificate of Incorporation and Bylaws of the Corporation.

SECTION 5.02. Conditions to the Obligations of Each Party for the Second Merger. The obligations of the Trust and the LP to consummate the Second Merger are subject to the satisfaction of the following conditions as of the Second Effective Time:

(a)            the First Merger shall have become effective in accordance with applicable law;

(b)            no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the Second Merger;

(c)            all actions by or in respect of or filings with any governmental body, agency, official or authority required to permit the consummation of the Second Merger shall have been obtained; and

(d)            this Agreement and the Second Merger shall have been approved by at least a majority of the trustees of the Trust (including a majority of the independent trustees of the Trust)

ARTICLE VI

TERMINATION

SECTION 6.01. Termination. This Agreement may be terminated and the Mergers may be abandoned at any time prior to the First Effective Time, notwithstanding the adoption of this Agreement by the sole stockholder of the Corporation:

(a)            by mutual written consent of the LP, the Board of Directors of the Corporation, and the Trust; or

(b)            by either the LP or the Board of Directors of the Corporation or the Trust, if there shall be any law or regulation that makes consummation of the First Merger or Second Merger illegal or otherwise prohibited, or if any judgment, injunction, order or decree enjoining (i) the Corporation or the LP from consummating the First Merger or (ii) the Trust or the LP from consummating the Second Merger is entered and such judgment, injunction, order or decree shall become final and nonappealable.

SECTION 6.02. Effect of Termination. If this Agreement is terminated pursuant to Section 6.01, this Agreement shall become void and of no effect with no liability on the part of either party hereto.

ARTICLE VII

MISCELLANEOUS

SECTION 7.01. Amendments; No Waivers.

(a)  Any provision of this Agreement may, subject to applicable law, be amended or waived prior to the First Effective Time if, and only if, such amendment or waiver is in writing and signed by the LP and by the Corporation and by the Trust and whether before or after the adoption of this Agreement by the sole stockholder of the Corporation; provided, however, that after any such adoption, there shall not be made any amendment that by law requires the further approval by such stockholder without such further approval.

(b)  No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 7.02. Integration. All prior or contemporaneous agreements, contracts, promises, representations, and statements, if any, between (i) the Corporation and the LP, (ii) the LP and the Trust, (iii) the Corporation and the Trust, or (iv) the Corporation, the LP and the Trust, or their representatives, are merged into this Agreement, and this Agreement shall constitute the entire understanding between the Corporation, the LP, and the Trust with respect to the subject matter hereof.

SECTION 7.03. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto.

SECTION 7.04. Governing Law. This Agreement and the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws.

SECTION 7.05. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received the counterpart hereof signed by the other party hereto.

SECTION 7.06. Exclusive Jurisdiction. Each of the parties hereto irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any party or its affiliates against any other party or its affiliates shall be brought and determined in the Court of Chancery of the State of Delaware; provided, that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then any such legal action or proceeding may be brought in any federal court located in the State of Delaware or any other state court of the State of Delaware. Each of the parties hereto hereby irrevocably submits to the jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the parties hereto agrees not to commence any action, suit or proceeding relating thereto except in the courts described above, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court as described herein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized representatives as of the day and year first above written.

NEW MOUNTAIN NET LEASE DELAWARE FEEDER, L.P.

By: NEW MOUNTAIN NET LEASE GP, L.L.C.,
its General Partner

By:	/s/ Adam Weinstein
Name: Adam Weinstein
Title: Managing Director

NMNL QRS, INC.

By:	/s/ Teddy Kaplan
Name: Teddy Kaplan
Title: President

NEW MOUNTAIN NET LEASE TRUST

By:	/s/ Teddy Kaplan
Name: Teddy Kaplan
Title: Chief Executive Officer and President

[Signature page to Merger Agreement]

NMNC INITIAL L.P., L.L.C.

By: NEW MOUNTAIN NET LEASE TRUST, its Managing Member

By:	/s/ Teddy Kaplan
Name: Teddy Kaplan
Title: Chief Executive Officer and President

[Signature page to Merger Agreement]

Schedule I

[***]

Schedule II

[***]